UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2008

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Item 1. Report to Stockholders.

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Calvert
Investments that make a difference®

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September 30, 2008
Annual Report
Calvert Large Cap Growth Fund

Calvert
Investments that make a difference®

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
21

Financial Highlights
28

Explanation of Financial Tables
32

Proxy Voting and Availability of Quarterly Portfolio Holdings
34

Director and Officer Information Table
36

Dear Shareholders:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned -27.49% for the

12-month reporting period ending September 30, 2008. The Standard & Poor's 500 Index returned -21.98%. The Fund's underperformance was due to both weak stock and sector selection.

Investment Climate

In a complete about-face compared with this time last year, the 12-month reporting period ended on a sour note as the news from Wall Street progressively worsened throughout the year. Talks of economic downturns, credit crises, foreclosures, corporate greed, and unpopular government bailouts combined with hard-edged political partisanship have crushed the stock market and are adding fodder to the rhetoric in an extraordinary election year. Also, there are now a slew of household names from the financial world that no longer exist. The market took a beating over the last few months and continues to do so--last year's positive momentum is long gone and forgotten.

The Energy and Materials sectors have turned down sharply and Health Care and Consumer Staples were the top-performing sectors in our benchmark over the past year.

No area of the market was immune to the worst financial crisis in most of our lifetimes. Across the board, growth stocks were among the hardest hit. Large-cap growth-oriented stocks ended the period with another round of beatings and much of the previously gained ground has now been lost. The Russell 1000 Growth Index declined 20.27% over the last 12 months--a significant trouncing compared with the 19.35% gain for the one-year period ended September 30, 2007.

More significantly, the large-cap growth area of the market has also drastically underperformed all other areas for the five-year period, by as much as 6% per year versus small-cap value stocks (the market leaders for the five-year period). Most surprising is that the stocks of larger companies have lagged in a market downturn. Still, Bridgeway's overall view of investments continues to suggest that large-cap growth stocks are a very attractive segment of the market, more so than at any other time since the mid-1990s.

Portfolio Strategy

With so much news focused on bailouts and blowups in the financial sector, most would expect to see financial stocks among our worst performers. But the Financials sector as a whole actually helped the Fund's relative returns. Bridgeway has had an excellent record of sidestepping major corporate bankruptcies over the last 14 years. Unfortunately, sidestepping this part of the financial crisis was not enough to offset the damage done by Energy stocks and stocks from various other sectors.

What Worked Well

Our best performer was MasterCard (36.5%).1 Health Care was our largest-weighted sector, representing 26.9% of holdings at period-end as well as four of our 10 top-performing stocks. Our most significant industry weights within the sector were in pharmaceuticals and biotechnology. Other strong stock selections included Southwestern Energy (19.7%) and Mobile Telesystems, which provides cellular services in Russia and gained 26.8%. Overall, our small diversification through international stocks helped returns, as these stocks performed significantly better than the Fund and all of our benchmarks.

What Didn't Work Well

One of our worst-performing stocks for the year was GPS device maker Garmin, which declined 65.1%. Garmin was actually our single best-performing stock in the previous fiscal year. The company has suffered from both the economic downturn and the high cost of fuel, which has caused consumers to spend more at the pump and less on accessories for cars and boats. While Garmin's sales and earnings were up in the second quarter of 2008, they failed to meet analyst expectations. The stock experienced a steady decline and we sold our position.

Our 10 worst-performing stocks represented nine different industries. They included Napo Pharmaceuticals (pharmaceuticals), Garmin (household durables), Wachovia (commercial banks), China Southern Airlines (airlines), and Owens-Illinois (containers & packaging). Half of the 10 worst performers were liquidated during the period.

Outlook

While this all sounds dire, we are definitely optimistic about the long-term outlook. As noted above, we believe it's a good time to be finding attractive opportunities among large-cap growth stocks. Therefore, we have prepared for "our day in the sun" by remaining fully invested in the market.

As always, our investment process continues to focus on stock fundamentals instead of general economic data (e.g., employment, fiscal policy, consumer sentiment) and does not attempt to time the market--so our process looks the same whether it's a bull or bear market. Our plan is to stay the course with our disciplined quantitative investment process, with an active eye favoring our namesake large-cap, growth-oriented stocks. And we continue to believe that the best investment strategy includes diversification, a long-term plan, and the discipline to carry it out.

October 2008

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
September 30, 2008
Investment Performance (total return at NAV*)	6 Months ended 9/30/08	12 Months ended 9/30/08
Class A	(15.27%)	(27.49%)
Class B	(15.61%)	(28.12%)
Class C	(15.57%)	(28.03%)
Class I	(15.00%)	(27.08%)
S&P 500 Index**	(10.87%)	(21.98%)
Lipper Large-Cap Growth Funds Avg.	(12.67%)	(22.95%)

Portfolio Statistics September 30, 2008

Economic Sectors	% of Total Investments
Consumer Discretionary	4.5%
Consumer Staples	2.5%
Energy	10.2%
Financials	15.6%
Health Care	26.8%
Industrials	4.4%
Information Technology	25.8%
Materials	4.8%
Telecommunications Services	4.4%
Utilities	0.9%
Venture Capital	0.1%
Total	100%

Ten Largest Stock Holdings
	% of Net Assets
Express Scripts, Inc.	3.9%
Stryker Corp.	2.9%
US Bancorp	2.8%
Charles Schwab Corp.	2.7%
International Business Machines Corp.	2.7%
Bristol-Myers Squibb Co.	2.5%
Nike, Inc., Class B	2.5%
Microsoft Corp.	2.4%
Praxair, Inc.	2.4%
Cisco Systems, Inc.	2.4%
Total	27.2%

Portfolio Statistics September 30, 2008

Average Annual Total Returns (with max. load)

	Class A Shares*
One year	(31.01%)
Five year	3.25%
Ten Year	3.96%

	Class B Shares
One year	(31.74%)
Five year	3.18%
Since inception	(2.63%)
(10/31/00)

	Class C Shares
One year	(28.80%)
Five year	3.42%
Since inception	(2.54%)
(10/31/00)

Portfolio Statistics September 30, 2008

Average Annual Total Returns
	Class I Shares*
One year	(27.13%)
Five year	4.87%
Ten Year	4.96%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge. Past performance is no guarantee of future results.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Mastercard 2.10%, Mobile Telesystems 0%, Southwestern Energy 1.72%, Garmin 0%, Napo Pharmaceuticals less than 0.01%, Wachovia 0.16%, China Southern Airlines 0%, and Owens-Illinois 0.66%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period* 4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$847.30	$6.66
Hypothetical	$1,000.00	$1,017.79	$7.28
(5% return per year before expenses)

Class B
Actual	$1,000.00	$843.90	$10.58
Hypothetical	$1,000.00	$1,013.52	$11.56
(5% return per year before expenses)

Class C
Actual	$1,000.00	$844.30	$10.02
Hypothetical	$1,000.00	$1,014.14	$10.94
(5% return per year before expenses)

Class I
Actual	$1,000.00	$850.00	$3.98
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.44%, 2.30%, 2.17%, and 0.86%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Growth Fund (the Fund), a series of the Calvert Impact Fund, Inc., as of September 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Growth Fund as of September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Statement of Net Assets
September 30, 2008

Equity Securities - 99.1%	Shares	Value
Biotechnology - 7.6%
Amgen, Inc.*	418,400	$24,798,568
Biogen Idec, Inc.*	446,900	22,474,601
Genzyme Corp.*	209,100	16,914,099
Gilead Sciences, Inc.*	535,300	24,398,974
		88,586,242

Capital Markets - 6.6%
BlackRock, Inc.	56,500	10,989,250
Charles Schwab Corp.	1,226,400	31,886,400
State Street Corp.	334,300	19,014,984
TD Ameritrade Holding Corp.*	864,600	14,006,520
		75,897,154

Chemicals - 4.1%
Potash Corporation of Saskatchewan, Inc.	150,800	19,907,108
Praxair, Inc.	383,300	27,497,942
		47,405,050

Commercial Banks - 2.9%
US Bancorp	888,400	32,000,168
Wachovia Corp.	537,400	1,880,900
		33,881,068

Communications Equipment - 4.4%
Cisco Systems, Inc.*	1,213,100	27,367,536
QUALCOMM, Inc.	377,300	16,212,581
Research In Motion Ltd.*	113,700	7,765,710
		51,345,827

Computers & Peripherals - 8.2%
Apple, Inc.(t)*	121,000	13,752,860
EMC Corp.*	1,579,300	18,888,428
Hewlett-Packard Co.	493,700	22,828,688
International Business Machines Corp. 269,416	31,510,895
Western Digital Corp.*	395,400	8,429,928
		95,410,799

Containers & Packaging - 0.7%
Owens-Illinois, Inc.*	262,100	7,705,740

Diversified Financial Services - 3.0%
Bank of America Corp.	715,100	25,028,500
IntercontinentalExchange, Inc.*	117,200	9,455,696
		34,484,196

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	401,500	$11,209,880
BCE, Inc.	307,200	10,662,912
Chunghwa Telecom Co. Ltd. (ADR)*	547,100	12,949,857
Vimpel-Communications (ADR)	292,600	5,939,780
		40,762,429

Electronic Equipment & Instruments - 1.0%
Amphenol Corp.	277,200	11,126,808

Energy Equipment & Services - 4.5%
Cameron International Corp.*	374,800	14,444,792
Noble Corp.	509,500	22,367,050
Smith International, Inc.	261,500	15,334,360
		52,146,202

Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	152,200	9,882,346

Gas Utilities - 0.9%
Questar Corp.	262,100	10,725,132

Health Care Equipment & Supplies - 6.3%
Intuitive Surgical, Inc.*	51,700	12,458,666
St. Jude Medical, Inc.*	616,900	26,828,981
Stryker Corp.	538,900	33,573,470
		72,861,117

Health Care Providers & Services - 3.9%
Express Scripts, Inc.*	614,800	45,384,536

Household Durables - 1.1%
Panasonic Corp. (ADR)	725,400	12,571,182

Insurance - 1.5%
Aflac, Inc.	293,800	17,260,750

Internet Software & Services - 4.4%
eBay, Inc.*	1,125,300	25,184,214
Google, Inc.*	65,200	26,113,904
		51,298,118

IT Services - 3.2%
Infosys Technologies Ltd. (ADR)	395,176	13,163,313
MasterCard, Inc.	137,300	24,347,409
		37,510,722

Equity Securities - Cont'd	Shares	Value
Machinery - 4.4%
AGCO Corp.*	262,500	$11,185,125
Bucyrus International, Inc.	238,000	10,633,840
Cummins, Inc.	313,900	13,723,708
Danaher Corp.	52,600	3,650,440
Parker Hannifin Corp.	217,000	11,501,000
		50,694,113

Oil, Gas & Consumable Fuels - 5.6%
Chesapeake Energy Corp.	351,500	12,604,790
EOG Resources, Inc.	268,600	24,028,956
Plains Exploration & Production Co.* 239,000	8,403,240
Southwestern Energy Co.*	652,800	19,936,512
		64,973,498

Personal Products - 1.6%
Avon Products, Inc.	457,600	19,022,432

Pharmaceuticals - 8.8%
Allergan, Inc.	207,200	10,670,800
Bristol-Myers Squibb Co.	1,401,200	29,215,020
Forest Laboratories, Inc.*	575,900	16,286,452
Johnson & Johnson	371,044	25,705,928
Pfizer, Inc.	1,124,600	20,737,624
		102,615,824

Software - 4.4%
Microsoft Corp.	1,056,200	28,189,978
SAP AG (ADR)	104,900	5,604,807
Symantec Corp.*	888,000	17,387,040
		51,181,825

Specialty Retail - 0.9%
GameStop Corp.*	307,000	10,502,470

Textiles, Apparel & Luxury Goods - 2.5%
Nike, Inc., Class B	427,700	28,613,130

Thrifts & Mortgage Finance - 1.3%
Hudson City Bancorp, Inc.	813,900	15,016,455

Venture Capital - 0.1%
Napo Pharmaceuticals, Inc.(b)(i)*	279,329	1,567
Orteq Bioengineering Ltd.,
Series A Preferred (b)(i)*	74,910	866,830
		868,397

Wireless Telecommunication Services - 0.8%
NII Holdings, Inc.*	255,000	9,669,600

Total Equity Securities (Cost $1,268,137,988)		1,149,403,162

	Principal
Certificates of Deposit - 0.0%	Amount	Value
One United Bank, 3.00%, 8/26/09 (b)(k)	$100,000	$99,750
ShoreBank, 3.00%, 2/11/09 (b)(k)	100,000	99,750

Total Certificates of Deposit (Cost $200,000)		199,500

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/09 (b)(i)(r)	3,000,000	2,899,020

Total High Social Impact Investments (Cost $3,000,000)		2,899,020

Limited Partnership Interest - 0.0%
China Environment Fund III (b)(i)*	431,397	408,734

Total Limited Partnership Interest (Cost $431,397)		408,734

TOTAL INVESTMENTS (Cost $1,271,769,385) - 99.4%
		1,152,910,416
Other assets and liabilities, net - 0.6%		6,646,875
Net Assets - 100%		$1,159,557,291

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 24,609,386 shares outstanding		$684,746,744
Class B: 1,265,430 shares outstanding		29,299,655
Class C: 3,233,203 shares outstanding		86,990,197
Class I: 15,539,978 shares outstanding		498,635,750
Accumulated net realized gain (loss) on investments and foreign currency transactions		(21,256,086)
Net unrealized appreciation (depreciation) on investments		(118,858,969)
Net Assets		$1,159,557,291

Net Asset Value Per Share
Class A (based on net assets of $632,987,770)		$25.72
Class B (based on net assets of $30,256,805)		$23.91
Class C (based on net assets of $77,897,397)		$24.09
Class I (based on net assets of $418,415,319)		$26.93

* Non income producing security.

Abbreviations:

ADR: American Depositary Receipt

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 0.4% of the net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t) 11,000 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments. There are no restrictions on the trading of this security.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes,
3.00%, 7/1/09	7/3/06	$3,000,000
China Environment Fund III LP	1/24/08 - 9/3/08	431,397
Napo Pharmaceuticals, Inc.	2/21/07	499,999
Orteq Bioengineering Ltd., Series A Preferred	7/19/07	998,102

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $285,241)	$17,511,737
Interest income	641,991
Total investment income	18,153,728

Expenses:
Investment advisory fee	3,704,017
Investment subadvisory fee:
Base fee	6,774,254
Performance adjustment	1,022,681
Transfer agency fees and expenses	2,340,038
Distribution Plan expenses:
Class A	2,181,838
Class B	416,140
Class C	1,092,676
Directors' fees and expenses	185,723
Administrative fees	2,558,735
Accounting fees	181,077
Custodian fees	154,114
Registration fees	34,830
Reports to shareholders	310,992
Professional fees	104,840
Miscellaneous	80,844
Total expenses	21,142,799
Fees paid indirectly	(64,835)
Net expenses	21,077,964

Net Investment Income (Loss)	(2,924,236)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(13,702,152)
Foreign currency transactions	(3,111)
(13,705,263)

Change in unrealized appreciation or (depreciation):
Investments	(447,094,336)
Assets and liabilities denominated in foreign currencies	(541)
(447,094,877)

Net Realized and Unrealized Gain
(Loss)	(460,800,140)

Increase (Decrease) in Net Assets
Resulting From Operations	($463,724,376)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($2,924,236)	$518,337
Net realized gain (loss)	(13,705,263)	36,413,053
Change in unrealized appreciation
or (depreciation)	(447,094,877)	206,802,009

Increase (Decrease) in Net Assets
Resulting From Operations	(463,724,376)	243,733,399

Distributions to shareholders from:
Net investment income:
Class A Shares	--	--
Class B Shares	--	--
Class C Shares	--	--
Class I Shares	(517,651)	--
Net realized gain:
Class A Shares	(11,172,935)	--
Class B Shares	(581,138)	--
Class C Shares	(1,488,242)	--
Class I Shares	(6,213,435)	--
Total distributions	(19,973,401)	--

Capital share transactions:
Shares sold:
Class A Shares	169,930,533	293,468,571
Class B Shares	4,307,777	7,862,308
Class C Shares	18,397,683	38,873,962
Class I Shares	138,000,724	310,436,609
Reinvestment of distributions:
Class A Shares	10,211,428	--
Class B Shares	498,791	--
Class C Shares	1,090,788	--
Class I Shares	6,402,175	--
Redemption fees:
Class A Shares	10,730	9,752
Class B Shares	155	700
Class C Shares	1,987	451
Class I Shares	58	67
Shares redeemed:
Class A Shares	(301,272,831)	(259,940,627)
Class B Shares	(11,010,668)	(8,397,218)
Class C Shares	(32,440,604)	(21,191,457)
Class I Shares	(116,343,309)	(66,281,802)
Total capital share transactions	(112,214,583)	294,841,316

Total Increase (Decrease) in Net Assets	(595,912,360)	538,574,715

Net Assets
Beginning of year	1,755,469,651	1,216,894,936
End of year (including undistributed net investment
income of $0 and $517,724, respectively)	$1,159,557,291	$1,755,469,651

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Shares sold:
Class A Shares	5,253,776	8,962,016
Class B Shares	141,055	254,530
Class C Shares	596,102	1,253,445
Class I Shares	4,096,533	9,178,657
Reinvestment of distributions:
Class A Shares	282,161	--
Class B Shares	14,722		--
Class C Shares	31,988		--
Class I Shares	169,806	--
Shares redeemed:
Class A Shares	(9,544,066)	(7,869,426)
Class B Shares	(374,966)	(269,578)
Class C Shares	(1,114,403)	(677,747)
Class I Shares	(3,541,694)	(1,922,628)
Total capital share activity	(3,988,986)	8,909,269

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, securities valued at $4,375,651 or 0.4% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $248,910 was payable at year end. In addition, $213,301 was payable at year end for operating expenses paid by the Advisor during September 2008.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $137,375 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $167,041 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $236,324 was payable at year end.

The Distributor received $228,480 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $304,645 for the year ended September 30, 2008. Under the terms of the agreement, $24,299 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,236,540,604 and $1,362,263,195, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $1,271,769,385. Net unrealized depreciation aggregated $118,858,969, of which $100,297,638 related to appreciated securities and $219,156,607 related to depreciated securities.

The Fund intends to elect to defer net capital losses of $21,256,086 incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Distributions paid from:	2008	2007
Ordinary income	$517,724	$--
Long-term capital gain	19,455,677	--
Total	$19,973,401	$--

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to the deferral of post October losses.

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)	($118,858,969)
($118,858,969)

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are the tax treatments of foreign currency transactions and net operating losses and the recharacterization of distributions.

Undistributed net investment income	$2,924,163
Accumulated net realized gain (loss)	(512,425)
Paid-in capital	(2,411,738)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$833,576	3.14%	$20,470,255	April 2008

Note E -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $568,603 at September 30, 2008.

Note F -- Subsequent Event

Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge.

Tax Information (Unaudited)

The Fund designates $18,321,448 as capital gain dividends for the fiscal year ended September 30, 2008.

The Fund designates 100% of its ordinary dividends paid during this fiscal year as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2009 for use in preparing 2008 income tax returns.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008	2007	2005
Net asset value, beginning	$35.86	$30.61	$29.32
Income from investment operations
Net investment income (loss)	(.11)	(.01)	(.10)
Net realized and unrealized gain (loss)	(9.63)	5.26	1.39
Total from investment operations	(9.74)	5.25	1.29
Distributions from
Net investment income	--	--	--
Net realized gain	(.40)	--	--
Total distributions	(.40)	--	--
Total increase (decrease) in net asset value	(10.14)	5.25	1.29
Net asset value, ending	$25.72	$35.86	$30.61

Total return*	(27.49%)	17.15%	4.40%
Ratios to average net assets:A
Net investment income (loss)	(.31%)	(.04%)	(.43%)
Total expenses	1.50%	1.28%	1.52%
Expenses before offsets	1.50%	1.28%	1.52%
Net expenses	1.49%	1.27%	1.51%
Portfolio turnover	81%	49%	34%
Net assets, ending (in thousands)	$632,988	$1,026,289	$842,433

	Years Ended
	September 30,	September 30,
Class A Shares	2005	2004
Net asset value, beginning	$24.37	$21.09
Income from investment operations
Net investment income (loss)	(.12)	(.10)
Net realized and unrealized gain (loss)	5.07	3.38
Total from investment operations	4.95	3.28
Total increase (decrease) in net asset value	4.95	3.28
Net asset value, ending	$29.32	$24.37

Total return*	20.31%	15.55%
Ratios to average net assets:A
Net investment income (loss)	(.72%)	(.87%)
Total expenses	1.56%	1.85%
Expenses before offsets	1.56%	1.62%
Net expenses	1.55%	1.61%
Portfolio turnover	61%	56%
Net assets, ending (in thousands)	$373,113	$97,781

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$33.65	$28.95	$27.97
Income from investment operations
Net investment income (loss)	(.42)	(.27)	(.32)
Net realized and unrealized gain (loss)	(8.92)	4.97	1.30
Total from investment operations	(9.34)	4.70	.98
Distributions from
Net investment income	--	--	--
Net realized gain	(.40)	--	--
Total distributions	(.40)	--	--
Total increase (decrease) in net asset value	(9.74)	4.70	.98
Net asset value, ending	$23.91	$33.65	$28.95

Total return*	(28.12%)	16.23%	3.50%
Ratios to average net assets:A
Net investment income (loss)	(1.15%)	(.86%)	(1.28%)
Total expenses	2.33%	2.10%	2.36%
Expenses before offsets	2.33%	2.10%	2.36%
Net expenses	2.33%	2.09%	2.36%
Portfolio turnover	81%	49%	34%
Net assets, ending (in thousands)	$30,257	$49,951	$43,415

	Years Ended
	September 30,	September 30,
Class B Shares	2005	2004
Net asset value, beginning	$23.47	$20.50
Income from investment operations
Net investment income (loss)	(.32)	(.29)
Net realized and unrealized gain (loss)	4.82	3.26
Total from investment operations	4.50	2.97
Total increase (decrease) in net asset value	4.50	2.97
Net asset value, ending	$27.97	$23.47

Total return*	19.17%	14.49%
Ratios to average net assets:A
Net investment income (loss)	(1.62%)	(1.89%)
Total expenses	2.47%	2.76%
Expenses before offsets	2.47%	2.62%
Net expenses	2.46%	2.61%
Portfolio turnover	61%	56%
Net assets, ending (in thousands)	$29,861	$12,614

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008	2007	2006
Net asset value, beginning	$33.86	$29.11	$28.10
Income from investment operations
Net investment income (loss)	(.38)	(.22)	(.26)
Net realized and unrealized gain (loss)	(8.99)	4.97	1.27
Total from investment operations	(9.37)	4.75	1.01
Distributions from
Net investment income	--	--	--
Net realized gain	(.40)	--	--
Total distributions	(.40)	--	--
Total increase (decrease) in net asset value	(9.77)	4.75	1.01
Net asset value, ending	$24.09	$33.86	$29.11

Total return*	(28.03%)	16.32%	3.59%
Ratios to average net assets:A
Net investment income (loss)	(1.03%)	(.75%)	(1.19%)
Total expenses	2.22%	1.99%	2.28%
Expenses before offsets	2.22%	1.99%	2.28%
Net expenses	2.21%	1.99%	2.27%
Portfolio turnover	81%	49%	34%
Net assets, ending (in thousands)	$77,897	$125,951	$91,505

	Years Ended
	September 30,	September 30,
Class C Shares	2005	2004
Net asset value, beginning	$23.55	$20.59
Income from investment operations
Net investment income (loss)	(.25)	(.24)
Net realized and unrealized gain (loss)	4.80	3.20
Total from investment operations	4.55	2.96
Total increase (decrease) in net asset value	4.55	2.96
Net asset value, ending	$28.10	$23.55

Total return*	19.32%	14.38%
Ratios to average net assets:A
Net investment income (loss)	(1.54%)	(1.88%)
Total expenses	2.39%	2.74%
Expenses before offsets	2.39%	2.62%
Net expenses	2.38%	2.61%
Portfolio turnover	61%	56%
Net assets, ending (in thousands)	$41,036	$11,288

See notes to financial highlights.

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$37.35	$31.69	$30.20
Income from investment operations
Net investment income (loss)	.08	.14	.03
Net realized and unrealized gain (loss)	(10.07)	5.52	1.46
Total from investment operations	(9.99)	5.66	1.49
Distributions from
Net investment income	(.03)	--	--
Net realized gain	(.40)	--	--
Total distributions	(.43)	--	--
Total increase (decrease) in net asset value	(10.42)	5.66	1.49
Net asset value, ending	$26.93	$37.35	$31.69

Total return*	(27.08%)	17.86%	4.93%
Ratios to average net assets:A
Net investment income (loss)	.27%	.55%	.12%
Total expenses	.92%	.71%	.97%
Expenses before offsets	.92%	.71%	.97%
Net expenses	.91%	.70%	.96%
Portfolio turnover	81%	49%	34%
Net assets, ending (in thousands)	$418,415	$553,280	$239,542

	Years Ended
	September 30,	September 30,
Class I Shares	2005	2004
Net asset value, beginning	$24.95	$21.46
Income from investment operations
Net investment income (loss)	(.03)	(.06)
Net realized and unrealized gain (loss)	5.28	3.55
Total from investment operations	5.25	3.49
Total increase (decrease) in net asset value	5.25	3.49
Net asset value, ending	$30.20	$24.95

Total return*	21.04%	16.26%
Ratios to average net assets:A
Net investment income (loss)	(.15%)	(.30%)
Total expenses	.99%	1.72%
Expenses before offsets	.98%	1.02%
Net expenses	.97%	1.01%
Portfolio turnover	61%	56%
Net assets, ending (in thousands)	$109,291	$6,280

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, subadvisory fee paid to the subadvisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This page intentionally left blank.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Large Cap Growth Fund

To Open an Account
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(24 hours, 7 days a week)
800-368-2745

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Shareholders: 800-368-2745
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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
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Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
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New Vision Small Cap Fund
Calvert Social Index Fund
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Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
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Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
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Calvert Aggressive Allocation Fund

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

Calvert
Investments that make a difference®

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September 30, 2008

Annual Report

Calvert Impact Fund, Inc.
       Small Cap Value Fund
       Mid Cap Value Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
14

Report of Independent Registered Public Accounting Firm
17

Schedules of Investments
18

Statements of Assets and Liabilities
22

Statements of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
28

Financial Highlights
34

Explanation of Financial Tables
41

Proxy Voting and Availability of Quarterly Portfolio Holdings
43

Director and Officer Information Table
44

Dear Shareholders:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

Wendell Mackey
of Channing Capital
Management, LLC

Performance

Calvert Small Cap Value Fund Class A shares (at NAV) returned -17.63% for the 12 months ended September 30, 2008, versus the Russell 2000® Value Index's total return of -12.25%. The relative underperformance during this challenging period stemmed largely from underperforming stocks in the Financials sector.

Investment Climate

Last year, we discussed how rising energy and transportation costs as well as worries about subprime lending and the housing market in general had overtaken previous market enthusiasm by the end of the period. Little did we know that these elements would be the markets' undoing over the course of this fiscal year. With hindsight, it appears that the Federal Reserve and regulators were perhaps overly concerned about inflation, and not worried soon enough about the cumulative risks in the credit markets.

Prices for commodities in general and crude oil soared, with the latter exceeding $145 a barrel in July 2008 before dropping sharply over the remainder of the period. Investors became more pessimistic as fallout from the subprime mortgage crisis spread throughout the credit markets for the first half of 2008, culminating in the Bear Stearns takeover in March. Cautious optimism that the worst was behind us began to take hold in the second quarter of 2008, but was totally discarded by an unprecedented series of failures and mergers of major U.S. financial institutions--any one of which would have been viewed as unlikely just a year ago--and a level of government, regulatory, and Federal Reserve involvement not seen since the 1930's. Even if you didn't own any of the troubled companies, the impact was widely felt.

Global spending and a weak U.S. dollar that drove strong exports initially masked some of the underlying domestic economic deterioration. Economic growth, as measured by gross domestic product, has remained positive throughout the period, but has steadily declined from the 6% growth rate for the third quarter of 2007 and will probably be negative for the final months of 2008. Conversely, reported unemployment increased more than one percentage point over the course of the reporting period to 6.1%.

Yet, one surprise was the relatively better performance of mid-cap and especially small-cap stocks compared to large-cap stocks in such difficult times. This is likely due to a rise in sellers trying to cover short positions and hedge fund liquidations during the third quarter of 2008, given the dramatic change in sentiment for energy, commodities, and some Financials stocks.

It is important to highlight that the Fund's benchmark had very strong performance in the Financials sector--most notably during the third (calendar) quarter of 2008. After having reviewed market data, our opinion is that this was not based upon fundamental drivers. The benchmark's unusually strong relative performance was due to large purchases by hedge funds covering their short positions in financial stocks. Therefore, we do not believe the run-up in the Russell 2000 Value Index during that quarter is sustainable or that it's likely to continue given the current credit crisis, global economic slowdown, continued pressure on the consumer, and continued uncertainly in financial stocks (which constitute approximately 35% of the index). As a result, Channing is proceeding with caution and remains underweight to Financials.

Portfolio Strategy

Weak stock selection in the Financials and Information Technology sectors offset strong stock selection in the Materials and Telecommunication Services sectors during the period. Stocks with an adverse impact on performance included Columbia Banking System, Assured Guaranty, Syncora Holdings, and Fair Isaac.

Regional commercial bank Columbia Banking Systems missed anticipated earnings targets after real estate write-downs exceeded expectations. Furthermore, we lost confidence in management because they did not recognize the severity of the situation in a timely manner, so we sold off the shares. Bermuda-based Assured Guaranty suffered after Moody's announced it was downgrading the Aaa ratings of Assured Guaranty and the other similarly rated bond guarantors because of market uncertainty. With the future of this entire industry in doubt, we decided to exit our position. We also sold our holdings in Security Capital (now Syncora Holdings), another financial guaranty company, due to the risks of credit-rating downgrades and dilution from potential additional capital requirements. Credit-scoring giant Fair Isaac declined due to concerns about the U.S. economy and housing and mortgage markets as well as consumer spending. Fundamentally, Fair Isaac is a sound company that has been penalized by the severity of the economic slowdown and tight credit market. But from a risk management standpoint, we decided it was wise to exit our position.

Key contributors to performance during the period hailed from the Materials sector, most notably Compass Minerals International, as well as the Telecommunications Services and Utilities sectors. Other top contributors included Stifel Financial, Owens & Minor, and Matthews International. Severe winter weather increased demand for Compass Minerals' highway deicing salt, and it is expected to benefit from recent price increases for its sulfate-of-potash products. Compass is also expanding its capacity in both salt and specialty fertilizers to facilitate future growth for this highly profitable, recession-resistant business. As the stock price has risen, we have taken profits and reduced our position size but maintain a favorable view of this holding.

Stifel Financial, a diversified financial services company, rose during the period due to its relatively strong operating results. We remain positive on the company's long-term prospects as it continues to build an impressive national franchise, but we have taken some profits from the gains. Owens & Minor, a leading medical-surgical distributor to acute care facilities, has benefited from the successful integration and cost rationalization in its medical-surgical business (which it acquired in 2006) and an improving outlook in the direct-to-consumer channel. We remain comfortable with our current position based upon a favorable business outlook and improved operations and profitability. Strong results within its core memorialization businesses has boosted Matthews International's share price.

Market Outlook

We believe the challenges of the ongoing global financial crisis may impact the markets for some time. In our view, the $700 billion rescue package signed into law on October 3, 2008 is an important step and should forestall a deeper recession or possible depression. Based on the traditional rule of thumb, market--recovery medicine in the form of interest-rate cuts and fiscal stimulus takes 9-12 months to begin to take hold--with the stock market serving as a leading indicator of the recovery. Therefore, we expect a recovery to take hold sometime in mid- to late 2009. Of course, this timetable may be challenged by the severity and extraordinary nature of market concerns. In fact, the timetable is most uncertain for stocks in the Financial sector that continue to be unstable and for residential real estate.

In this environment, we are closely reviewing the equity markets for suitable investment opportunities as well as monitoring the Fund's exposure to risk. At the same time, we are taking a longer-term view and are intrigued by stock valuations in some areas that are becoming more attractive than we've seen in years. We believe a focus on high-quality business franchises will expose attractive opportunities among the rubble for long-term investors. In general, our portfolio companies possess strong businesses and attractive cash flow characteristics, and, in our opinion, are likely to weather the impact of a recessionary economy and volatile markets better than most.

October 2008

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Small Cap Value
Fund Statistics
September 30, 2008
Investment Performance (total return at NAV*)
	6 Months Ended 9/30/08	12 Months Ended 9/30/08
Class A	(5.22%)	(17.63%)
Class C	(5.68%)	(18.49%)
Class I	(4.83%)	(17.01%)
Russell 2000 Value Index**	1.24%	(12.25%)
Lipper Small Cap Core Funds Average	(4.59%)	(18.73%)

Economic Sectors	% of Total Investments
Consumer Discretionary	8.4%
Consumer Staples	3.8%
Energy	4.8%
Exchange Traded Funds	3.1%
Financials	28.9%
Health Care	3.0%
Industrials	21.4%
Information Technology	11.5%
Materials	5.3%
Telecommunications Services	3.1%
Utilities	6.7%
Total	100%

Ten Largest Stock Holdings	%of Net Assets
Brink's Co.	4.2%
Anixter International, Inc.	3.9%
Lance, Inc.	3.6%
Affiliated Managers Group, Inc.	3.4%
Stifel Financial Corp.	3.3%
South Jersey Industries, Inc.	3.2%
New Jersey Resources Corp.	3.2%
Corporate Office Properties Trust	3.1%
Glacier Bancorp, Inc.	3.1%
Airgas, Inc.	3.0%
Total	34.0%

Small Cap Value Fund Statistics September 30, 2008
Average Annual Total Returns (with max. load)
	Class A Shares
One year	(21.51%)
Since Inception	(0.19%)
(10/1/04)
One year	(19.19%)
Since Inception	(1.09%)
(4/1/05)

Small Cap Value Fund Statistics September 30, 2008
Average Annual Total Returns
	Class I Shares at NAV
One Year	(16.90%)
Since Inception	2.63%
(4/29/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Assured Guaranty 0%, Columbia Banking Systems 0%, Syncora Holdings 0%, Fair Isaac 0%, Compass Minerals International 1.97%, Stifel Financial 3.24%, Owens & Minor 2.86%, and Matthews International 2.98%. All portfolio holdings are subject to change without notice.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Calvert Mid Cap Value Fund Class A shares (at NAV) returned -23.26% for the 12-month period ended September 30, 2008, versus the Russell Midcap®Value Index's total return of -20.50%. The Fund's relative underperformance was largely due to sector weighting differences relative to the Fund's benchmark. Stock selection contributed positively to performance, but varied widely across market sectors.

Investment Climate

Last year, we discussed how rising energy and transportation costs as well as worries about subprime lending and the housing market in general had overtaken previous market enthusiasm by the end of the period. Little did we know that these elements would be the markets' undoing over the course of this fiscal year. With hindsight, it appears that the Federal Reserve and regulators were perhaps overly concerned about inflation, and not worried soon enough about the cumulative risks in the credit markets.

Prices for commodities in general and crude oil soared, with the latter exceeding $145 a barrel in July 2008 before dropping sharply over the remainder of the period. Investors became more pessimistic as fallout from the subprime mortgage crisis spread throughout the credit markets for the first half of 2008, culminating in the Bear Stearns takeover in March. Cautious optimism that the worst was behind us began to take hold in the second quarter of 2008, but was totally discarded by an unprecedented series of failures and mergers of major U.S. financial institutions--any one of which would have been viewed as unlikely just a year ago--and a level of government, regulatory, and Federal Reserve involvement not seen since the 1930's. Even if you didn't own any of the troubled companies, the impact was widely felt.

Global spending and a weak U.S. dollar that drove strong exports initially masked some of the underlying domestic economic deterioration. Economic growth, as measured by gross domestic product, has remained positive throughout the period, but has steadily declined from the 6% growth rate for the third quarter of 2007 and will probably be negative for the final months of 2008. Conversely, reported unemployment increased more than one percentage point over the course of the reporting period to 6.1%.

Yet, one surprise was the relatively better performance of mid-cap and especially small-cap stocks compared to large-cap stocks in such difficult times. This is likely due to a rise in sellers trying to cover short positions and hedge fund liquidations during the third quarter of 2008, given the dramatic change in sentiment for energy, commodities, and some Financials stocks.

Portfolio Strategy

In the Information Technology sector we were overweight to Information Technology and underweight to Energy relative to the Fund's benchmark, and these sector weighting differences accounted for much of the underperformance from sector selection.

Holdings in the Health Care, Energy, and Consumer Discretionary sectors were some of the primary detractors for the period--offsetting strong stock selection within the Information Technology, Industrials, and Materials sectors. Specific underperformers included Exterran Holdings, Corinthian Colleges, Marshall & Isley, and Universal American.

Exterran Holdings, which provides products and services to oil and gas production and processing facilities around the world, declined on what we believe are concerns about the financing structure of its master limited partnership. We continue to be positive on its long-term prospect but are closely monitoring the impact of increased natural gas supplies and credit market tightness on its financing strategy.

Post-secondary educator Corinthian Colleges dropped sharply after Sallie Mae (and two other private lenders) decided not to continue financing educations for students with higher credit risk.While only 13% of Corinthian's revenue is from private loans, approximately 90% of that is financed by Sallie Mae. Since we believe the company will end up taking on more student credit risk to compensate, we exited our position.

Marshall & Isley suffered from concerns about the spike of foreclosures in Arizona's housing market, which represents a meaningful share of the firm's residential construction and development loans. Therefore, we eliminated our position to focus on opportunities with better risk/reward characteristics. Universal American, a provider of health insurance and services to seniors, sank due to lower-than-expected purchases of Medicare Advantage memberships.We decided to completely exit our position on the disappointing news, given our diminished confidence in management.

On the other hand, the Fund benefited from strong contributions by Flowserve, Compass Minerals, Peoples United Financial, and Lazard. Industrial equipment manufacturer Flowserve rose on improved execution and higher earnings, which exceeded management's previously announced guidance. Equally impressive, the company expanded profit margins after positive surprises for its valve and seal products in consecutive quarters. While we remain positive on Flowserve, we sold the stock after it hit our price target, as our investment discipline requires. Severe winter weather increased demand for Compass Minerals' highway deicing salt, and it's expected to benefit from recent price increases for its sulfate-of-potash products. Compass is also expanding its capacity in both salt and specialty fertilizers to facilitate future growth for this highly profitable, recession-resistant business. As the stock price has risen, we have taken profits and reduced our position size, but we maintain a favorable view of this holding.

Northeastern bank Peoples United Financial has appreciated primarily due to its excellent capital position in this tenuous market. While we have clearly seen that no company or financial institution is without risk these days, we are diligently monitoring Peoples and continue to be enthusiastic about its long-term opportunities given the increased consolidation underway in the banking industry. Investment firm Lazard has remained focused on providing financial advisory services on mergers and acquisitions and other corporate finance matters instead of the riskier activities undertaken by the now extinct Bear Stearns and Lehman Brothers. As a result, it should become a more important industry player in a landscape with fewer competitors. We continue to be positive on Lazard's prospects given the growing demand for advice on business restructurings in this difficult financial climate.

Market Outlook

We believe that the challenges of the ongoing global financial crisis may impact the markets for some time. In our view, the $700 billion rescue package signed into law on October 3, 2008 is an important step and should forestall a deeper recession or possible depression. Based on the traditional rule of thumb, market--recovery medicine (in the form of interest-rate cuts and fiscal stimulus) takes 9-12 months to begin to take hold--with the stock market serving as a leading indicator of the recovery. Therefore, we expect a recovery to take hold sometime in mid-to-late 2009. Of course, this timetable may be challenged by the severity and extraordinary nature of market concerns. In fact, the timetable is most uncertain for stocks in the Financial sector that continue to be unstable as well as for residential real estate.

In this environment, we are closely reviewing the equity markets for suitable investment opportunities as well as monitoring the Fund's exposure to risk. At the same time, we are taking a longer-term view and are intrigued by stock valuations in some areas that are becoming more attractive than we've seen in years. We believe a focus on high-quality business franchises will provide attractive opportunities among the rubble for long-term investors. In general, our portfolio companies possess strong business and attractive cash flow characteristics, and, in our opinion, are likely to weather the impact of a recessionary economy and volatile markets better than most.

October 2008

Mid Cap Value Fund Statistics September 30, 2008
Investment Performance (total return at NAV*)
	6 Months Ended 9/30/08	12 Months Ended 9/30/08
Class A	(8.37%)	(23.26%)
Class C	(8.86%)	(24.04%)
Class I	(8.11%)	(22.83%)
Russell Midcap Value Index**	(7.46%)	(20.50%)
Lipper Mid-Cap Core Funds Average	(9.29%)	(20.65%)

Economic Sectors	% of Total Investments
Consumer Discretionary	10.3%
Consumer Staples	4.2%
Energy	4.9%
Exchange Traded Funds	3.0%
Financials	25.0%
Health Care	7.7%
Industrials	20.6%
Information Technology	11.7%
Materials	6.3%
Telecommunication Services	3.1%
Utilities	3.2%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Brink's Co.	4.2%
Fiserv, Inc.	4.2%
H.J. Heinz Co.	4.0%
Hewitt Associates, Inc.	3.7%
People's United Financial, Inc.	3.6%
Airgas, Inc.	3.6%
Lazard Ltd.	3.6%
Anixter International, Inc.	3.3%
Markel Corp.	3.3%
AON Corp.	3.2%
Total	36.7%

Mid Cap Value fund Statistics September 30, 2008
Average Annual Total Returns (with max. load)

	Class A Shares
One year	(26.90%)
Since Inception	0.48%
(10/1/04)
	Class C Shares
One Year	(24.85%)
Since Inception	(1.97%)
(4/1/05)

Mid Cap Value Fund Statistics September 30, 2008 Average Annual Total Returns
	Class I Shares at NAV
One Year	(22.83%)
Since Inception	(0.52%)
(6/27/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Exterran Holdings 2.01%, Corinthian Colleges 0%, Marshall & Isley 0%, Universal American 0%, Flowserve 0%, Compass Minerals 2.41%, Peoples United Financial 3.62%, Lazard 3.56%, Bear Stearns 0%, and Lehman Brothers 0%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Value	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period* 4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$947.80	$8.23
Hypothetical	$1,000.00	$1,016.55	$8.52
(5% return per year before expenses)
Class C
Actual	$1,000.00	$943.20	$13.07
Hypothetical	$1,000.00	$1,011.55	$13.53
(5% return per year before expenses)
Class I
Actual	$1,000.00	$951.70	$4.49
Hypothetical	$1,000.00	$1,020.40	$4.65
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Mid Cap Value	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period** 4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$916.30	$7.62
Hypothetical	$1,000.00	$1,017.05	$8.02
(5% return per year before expenses)
Class C
Actual	$1,000.00	$911.40	$12.38
Hypothetical	$1,000.00	$1,012.05	$13.03
(5% return per year before expenses)

Mid Cap Value	Beginning Account Value 4/1/08	Ending Account Value 9/30/08	Expenses Paid During Period** 4/1/08 - 9/30/08
Class I
Actual	$1,000.00	$918.90	$4.13
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund:

We have audited the accompanying statements of assets and liabilities of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund (collectively the Funds), each a series of The Calvert Impact Fund, Inc., including the schedules of investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Small Cap Value Fund
Schedule of Investments
September 30, 2008
Equity Securities - 91.4%	Shares	Value
Capital Markets - 9.2%
Affiliated Managers Group, Inc.*	19,565	$1,620,960
Stifel Financial Corp.*	30,693	1,531,581
Waddell & Reed Financial, Inc.	48,851	1,209,062
		4,361,603

Chemicals - 3.0%
Airgas, Inc.	28,494	1,414,727

Commercial Banks - 8.1%
Glacier Bancorp, Inc.	59,804	1,481,345
Independent Bank Corp.	39,914	1,244,119
Wilmington Trust Corp.	37,852	1,091,273
		3,816,737

Commercial Services & Supplies - 8.8%
Brink's Co.	32,423	1,978,451
Interface, Inc.	87,065	989,929
Standard Parking Corp.*	52,599	1,168,750
		4,137,130

Diversified Consumer Services - 3.0%
Matthews International Corp.	27,722	1,406,614

Diversified Telecommunication Services - 2.9%
Iowa Telecommunications Services, Inc.	74,394	1,389,680

Electrical Equipment - 2.6%
Acuity Brands, Inc.	29,243	1,221,188

Electronic Equipment & Instruments - 8.9%
Anixter International, Inc.*	30,915	1,839,752
Littelfuse, Inc.*	46,375	1,378,729
Plexus Corp.*	47,283	978,758
		4,197,239

Energy Equipment & Services - 4.6%
ION Geophysical Corp.*	84,597	1,200,432
Tesco Corp.*	45,398	950,634
		2,151,066

Food Products - 3.6%
Lance, Inc.	74,791	1,697,008

Gas Utilities - 6.3%
New Jersey Resources Corp.	41,705	1,496,792
South Jersey Industries, Inc.	42,074	1,502,042
		2,998,834

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - 2.8%
Owens & Minor, Inc.	27,861	$1,351,259

Insurance - 6.8%
Arthur J. Gallagher & Co.	35,211	903,514
Hanover Insurance Group, Inc.	23,960	1,090,659
Markel Corp.*	3,472	1,220,408
		3,214,581

IT Services - 1.9%
Metavante Technologies, Inc.*	47,020	905,605

Machinery - 6.4%
IDEX Corp.	45,519	1,411,999
Middleby Corp.*	20,403	1,108,087
Mueller Water Products, Inc.	55,114	494,924
		3,015,010

Metals & Mining - 2.0%
Compass Minerals International, Inc.	17,736	929,189

Multiline Retail - 2.5%
Saks, Inc.*	128,126	1,185,166

Professional Services - 2.5%
Administaff, Inc.	43,190	1,175,632

Real Estate Investment Trusts - 3.1%
Corporate Office Properties Trust	36,762	1,483,347

Textiles, Apparel & Luxury Goods - 2.4%
Phillips-Van Heusen Corp.	29,729	1,127,026

Total Equity Securities (Cost $40,930,976)		43,178,641

Exchange Traded Funds - 3.0%
iShares Russell 2000 Index Fund	20,391	1,394,540

Total Exchange Traded Funds (Cost $1,435,531)		1,394,540

TOTAL INVESTMENTS (Cost $42,366,507) - 94.4%		44,573,181
Other assets and liabilities, net - 5.6%		2,647,668
Net Assets - 100%		$47,220,849

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Schedule of Investments
September 30, 2008
Equity Securities - 92.6%	Shares	Value
Capital Markets - 9.3%
Affiliated Managers Group, Inc.*	13,934	$1,154,432
Lazard Ltd.	33,560	1,435,026
T. Rowe Price Group, Inc.	21,851	1,173,617
		3,763,075

Chemicals - 3.6%
Airgas, Inc.	29,000	1,439,850

Commercial Banks - 3.0%
M&T Bank Corp.	13,776	1,229,508

Commercial Services & Supplies - 7.0%
Brink's Co.	27,972	1,706,852
Pitney Bowes, Inc.	33,736	1,122,059
		2,828,911

Diversified Telecommunication Services - 3.0%
Frontier Communications Corp.	103,896	1,194,804

Electronic Equipment & Instruments - 3.3%
Anixter International, Inc.*	22,574	1,343,379

Energy Equipment & Services - 4.7%
Exterran Holdings, Inc.*	25,432	812,807
Superior Energy Services, Inc.*	34,809	1,083,952
		1,896,759

Food Products - 4.0%
H.J. Heinz Co.	32,500	1,624,025

Health Care Equipment & Supplies - 2.9%
DENTSPLY International, Inc.	31,189	1,170,835

Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	32,218	1,213,008
Laboratory Corp. of America Holdings*	8,467	588,456
		1,801,464

Household Durables - 3.0%
Snap-on, Inc.	23,062	1,214,445

Insurance - 6.5%
AON Corp.	28,759	1,293,005
Markel Corp.*	3,778	1,327,967
		2,620,972

Equity Securities - Cont'd	Shares	Value
IT Services - 7.9%
Fiserv, Inc.*	35,979	$1,702,526
Hewitt Associates, Inc.*	40,321	1,469,297
		3,171,823

Machinery - 4.4%
IDEX Corp.	35,899	1,113,587
Lincoln Electric Holdings, Inc.	10,162	653,518
		1,767,105

Media - 2.3%
Omnicom Group, Inc.	24,586	948,036

Metals & Mining - 2.4%
Compass Minerals International, Inc.	18,591	973,982

Multiline Retail - 2.1%
Nordstrom, Inc.	30,053	866,127

Multi-Utilities - 3.1%
Integrys Energy Group, Inc.	24,814	1,239,211

Professional Services - 5.2%
Dun & Bradstreet Corp.	11,433	1,078,818
Manpower, Inc.	23,434	1,011,411
		2,090,229

Real Estate Investment Trusts - 1.4%
SL Green Realty Corp.	8,682	562,594

Textiles, Apparel & Luxury Goods - 2.3%
Phillips-Van Heusen Corp.	24,149	915,489

Thrifts & Mortgage Finance - 3.6%
People's United Financial, Inc.	75,846	1,460,036

Trading Companies & Distributors - 3.1%
W.W. Grainger, Inc.	14,200	1,234,974

Total Equity Securities (Cost $37,751,232)		37,357,633

Exchange Traded Funds - 2.9%
iShares Russell Midcap Value Index Fund	29,646	1,162,716

Total Exchange Traded Funds (Cost $1,348,293)		1,162,716

TOTAL INVESTMENTS (Cost $39,099,525) - 95.5%		38,520,349
Other assets and liabilities, net - 4.5%		1,826,699
Net Assets - 100%		$40,347,048

*Non-income producing security.

See notes to financial statements.

Statements of Assets and Liabilities
September 30, 2008
	Small Cap	Mid Cap
Assets	Value Fund	Value Fund
Investments in securities, at value
(Cost $42,366,507 and $39,099,525, respectively) -
see accompanying schedules	$44,573,181	$38,520,349
Cash	2,455,421	2,872,813
Receivable for securities sold	1,361,879	--
Receivable for shares sold	102,467	48,587
Interest and dividends receivable	74,045	27,957
Other assets	15,030	15,090
Total assets	48,582,023	41,484,796

Liabilities
Payable for securities purchased	1,187,602	994,607
Payable for shares redeemed	93,034	67,610
Payable to Calvert Asset Management Company, Inc.	41,282	33,724
Payable to Calvert Administrative Services Company	8,202	7,925
Payable to Calvert Shareholder Services, Inc.	2,233	2,785
Payable to Calvert Distributors, Inc.	8,061	9,167
Accrued expenses and other liabilities	20,760	21,930
Total liabilities	1,361,174	1,137,748
Net Assets	$47,220,849	$40,347,048

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Small Cap Value:
Class A: 1,988,350 shares outstanding		$32,727,761
Class C: 115,049 shares outstanding		1,975,436
Class I: 906,249 shares outstanding		16,227,906
Mid Cap Value:
Class A: 2,128,607 shares outstanding		$37,133,981
Class C: 174,890 shares outstanding		3,265,366
Class I: 329,042 shares outstanding		6,009,070
Accumulated net realized gain (loss) on investments	(5,916,928)	(5,482,193)
Net unrealized appreciation (depreciation) on investments	2,206,674	(579,176)

Net Assets	$47,220,849	$40,347,048

Net Asset Value Per Share:
Small Cap Value:
Class A (based on net assets of $31,035,497)		$15.61
Class C (based on net assets of $1,735,470)		$15.08
Class I (based on net assets of $14,449,882)		$15.94
Mid Cap Value:
Class A (based on net assets of $32,611,328)		$15.32
Class C (based on net assets of $2,591,185)		$14.82
Class I (based on net assets of $5,144,535)		$15.63

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2008
Net Investment Income	Small Cap Value Fund	Mid Cap Value Fund

Investment Income:
Interest income	$47,627	$34,698
Dividend income	718,263	629,529
Total investment income	765,890	664,227

Expenses:
Investment advisory fees	386,988	301,321
Transfer agency fees and expenses	174,145	152,696
Administrative fees	109,359	109,479
Distribution Plan expenses:
Class A	91,429	97,077
Class C	19,356	32,505
Directors' fees and expenses	6,310	5,576
Custodian fees	18,470	17,548
Registration fees	30,230	30,394
Reports to shareholders	24,147	30,802
Professional fees	21,798	21,534
Accounting fees	8,387	7,445
Miscellaneous	4,044	4,502
Total expenses	894,663	810,879
Reimbursement from Advisor:
Class A	(64,118)	(42,844)
Class C	(9,956)	(6,726)
Class I	(22,394)	(14,080)
Fees paid indirectly	(7,629)	(8,859)
Net expenses	790,566	738,370

Net Investment Income (Loss)	(24,676)	(74,143)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(4,945,035)	(5,458,474)
Change in unrealized appreciation or (depreciation)	(5,094,038)	(6,682,562)

Net Realized and Unrealized
Gain (Loss) on Investments	(10,039,073)	(12,141,036)

Increase (Decrease) in Net Assets
Resulting From Operations	($10,063,749)	($12,215,179)

See notes to financial statements.

Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($24,676)	$71,842
Net realized gain (loss) on investments	(4,945,035)	(273,330)
Change in unrealized appreciation (depreciation)	(5,094,038)	4,011,289

Increase (Decrease) in Net Assets
Resulting From Operations	(10,063,749)	3,809,801

Distributions to shareholders from:
Net investment income:
Class I Shares	(71,302)	--
Total distributions	(71,302)	--

Capital share transactions:
Shares sold:
Class A Shares	9,764,895	17,371,355
Class C Shares	534,326	1,466,958
Class I Shares	5,142,681	7,757,199
Reinvestment of distributions:
Class I	68,802	--
Redemption fees:
Class A Shares	166	473
Class C Shares	--	20
Shares redeemed:
Class A Shares	(14,031,977)	(6,643,513)
Class C Shares	(497,432)	(179,551)
Class I Shares	(1,271,976)	(390,575)
Total capital share transactions	(290,515)	19,382,366

Total Increase (Decrease) in Net Assets	(10,425,566)	23,192,167

Net Assets
Beginning of year	57,646,415	34,454,248
End of year (including undistributed net investment income of $0 and $71,305, respectively)	$47,220,849	$57,646,415

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	570,471	930,011
Class C Shares	31,382	79,882
Class I Shares	295,719	405,465
Reinvestment of distributions:
Class I Shares	3,707	--
Shares redeemed:
Class A Shares	(819,972)	(355,209)
Class C Shares	(29,580)	(9,980)
Class I Shares	(73,834)	(20,288)
Total capital share activity	(22,107)	1,029,881

See notes to financial statements.

Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($74,143)	($57,748)
Net realized gain (loss) on investments	(5,458,474)	1,393,299
Change in unrealized appreciation (depreciation)	(6,682,562)	3,456,060

Increase (Decrease) in Net Assets
Resulting From Operations	(12,215,179)	4,791,611

Distributions to shareholders from:
Net investment income:
Class A Shares	--	(67,374)
Class I Shares	--	(10,034)
Net realized gain:
Class A Shares	(1,095,370)	(284,571)
Class C Shares	(91,404)	(12,703)
Class I Shares	(79,048)	(15,461)
Total distributions	(1,265,822)	(390,143)

Capital share transactions:
Shares sold:
Class A Shares	10,865,638	16,658,355
Class C Shares	838,535	2,382,972
Class I Shares	3,136,993	1,361,026
Reinvestment of distributions:
Class A Shares	996,979	330,258
Class C Shares	73,659	12,121
Class I Shares	79,048	25,494
Redemption fees:
Class A Shares	2,016	2,191
Class C Shares	5	9
Shares redeemed:
Class A Shares	(14,382,979)	(8,491,668)
Class C Shares	(995,927)	(303,405)
Class I Shares	(157,792)	(53,498)
Total capital share transactions	456,175	11,923,855

Total Increase (Decrease) in Net Assets	(13,024,826)	16,325,323

Net Assets
Beginning of year	53,371,874	37,046,551
End of year	$40,347,048	$53,371,874

See notes to financial statements.

	Year Ended	Year Ended,
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	618,345	833,507
Class C Shares	47,178	121,322
Class I Shares	177,284	68,063
Reinvestment of distributions:
Class A Shares	50,892	17,050
Class C Shares	3,857	637
Class I Shares	3,974	1,301
Shares redeemed:
Class A Shares	(813,358)	(426,909)
Class C Shares	(57,985)	(15,483)
Class I Shares	(8,930)	(2,620)
Total capital share activity	21,257	596,868

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the "Funds"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Funds' cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $12,139 and $21,666 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $27,508 and $35,118 for the year ended September 30, 2008 for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$31,220,267	$21,909,833
Sales	32,016,650	23,927,740

The following table presents the cost of investments owned at September 30, 2008 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2008.

	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Small Cap Value	$42,684,104	$1,889,077	$3,818,827	($1,929,750)
Mid Cap Value	39,099,792	(579,443)	3,475,080	(4,054,523)

Net realized capital loss carryforwards for federal income tax purposes of $18,476, $466,140 and $845,607 in Small Cap Value and $141,286 in Mid Cap Value at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2014, September 2015 and September 2016 respectively for Small Cap Value and September 2016 for Mid Cap Value.

Small Cap Value and Mid Cap Value intend to elect to defer net capital losses of $4,269,108 and $5,340,641, respectively, incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Small Cap Value
Distributions paid from:	2008	2007
Ordinary income	$71,302	--
Total	$71,302	--

Mid Cap Value
Distributions paid from:	2008	2007
Ordinary income	$135,830	$322,518
Long term capital gain	1,129,992	67,625
Total	$1,265,822	$390,143

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Small Cap Value	Mid Cap Value
Capital loss carryforward	($1,330,223)	($141,286)
Unrealized appreciation (depreciation)	1,889,077	(579,443)
Total	$558,854	($720,729)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, investments in exchange traded funds and the deferral of post October losses for both Funds. The differences are also due to real estate investment trusts for Small Cap Value.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for Small Cap Value are due to investments in exchange traded funds, net operating losses, and real estate investment trusts. The primary permanent differences causing such reclassification for Mid Cap Value are due to net operating losses and investments in exchange traded funds.

	Small Cap Value	Mid Cap Value
Undistributed net investment income	$24,673	$74,143
Accumulated net realized gain (loss)	4,566	1,615
Paid in capital	(29,239)	(75,758)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

Mid Cap Value had no borrowings under the agreement during the year ended September 30, 2008. Small Cap Value had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by Small Cap Value under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$642	2.73%	$235,115	June 2008

Tax Information (Unaudited)

Mid Cap Value designates $1,129,992 as capital gain dividends for the fiscal year ended September 30, 2008.

Small Cap Value and Mid Cap Value designate 100% of ordinary dividends paid during this fiscal year as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2009 for use in preparing 2008 income tax returns.

Small Cap Value Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$18.95	$17.19
Income from investment operations
Net investment income	(.04)	.01
Net realized and unrealized gain (loss)	(3.30)	1.75
Total from investment operations	(3.34)	1.76
Total increase (decrease) in net asset value	(3.34)	1.76
Net asset value, ending	$15.61	$18.95

Total return*	(17.63%)	10.24%
Ratios to average net assets: A
Net investment income	(.21%)	.03%
Total expenses	1.88%	1.84%
Expenses before offsets	1.70%	1.72%
Net expenses	1.69%	1.69%
Portfolio turnover	62%	46%
Net assets, ending (in thousands)	$31,035	$42,407

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005 #(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.04)	(.15)
Net realized and unrealized gain (loss)	1.08	1.31
Total from investment operations	1.04	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.03	1.16
Net asset value, ending	$17.19	$16.16

Total return*	6.43%	7.73%
Ratios to average net assets: A
Net investment income	(.30%)	(1.01%) (a)
Total expenses	1.98%	2.40% (a)
Expenses before offsets	1.77%	1.80% (a)
Net expenses	1.69%	1.69% (a)
Portfolio turnover	63%	39%
Net assets, ending (in thousands)	$28,584	$19,060

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$18.50	$16.94
Income from investment operations
Net investment income	(.20)	(.13)
Net realized and unrealized gain (loss)	(3.22)	1.69
Total from investment operations	(3.42)	1.56
Total increase (decrease) in net asset value	(3.42)	1.56
Net asset value, ending	$15.08	$18.50

Total return*	(18.49%)	9.21%
Ratios to average net assets: A
Net investment income	(1.21%)	(.96%)
Total expenses	3.22%	3.29%
Expenses before offsets	2.70%	2.72%
Net expenses	2.69%	2.69%
Portfolio turnover	62%	46%
Net assets, ending (in thousands)	$1,735	$2,095

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005 ## (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.12)	(.13)
Net realized and unrealized gain (loss)	.98	.52
Total from investment operations	.86	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	.85	.39
Net asset value, ending	$16.94	$16.09

Total return*	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(1.29%)	(2.04%) (a)
Total expenses	6.11%	21.28% (a)
Expenses before offsets	2.77%	2.80% (a)
Net expenses	2.69%	2.69% (a)
Portfolio turnover	63%	24%
Net assets, ending (in thousands)	$734	$203

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class I Shares	2008	2007
Net asset value, beginning	$19.31	$17.38
Income from investment operations
Net investment income	.08	.11
Net realized and unrealized gain (loss)	(3.35)	1.82
Total from investment operations	(3.27)	1.93
Distributions from
Net investment income	(.10)	--
Total distributions	(.10)	--
Total increase (decrease) in net asset value	(3.37)	1.93
Net asset value, ending	$15.94	$19.31

Total return*	(17.01%)	11.10%
Ratios to average net assets: A
Net investment income	.58%	.80%
Total expenses	1.11%	1.14%
Expenses before offsets	.93%	.95%
Net expenses	.92%	.92%
Portfolio turnover	62%	46%
Net assets, ending (in thousands)	$14,450	$13,145

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005###(z)
Net asset value, beginning	$16.22	$14.69
Income from investment operations
Net investment income	.06	(.01)
Net realized and unrealized gain (loss)	1.11	1.54
Total from investment operations	1.17	1.53
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.16	1.53
Net asset value, ending	$17.38	$16.22

Total return*	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.49%	(.21%) (a)
Total expenses	1.50%	3.31% (a)
Expenses before offsets	1.00%	1.03% (a)
Net expenses	.92%	.92% (a)
Portfolio turnover	63%	21%
Net assets, ending (in thousands)	$5,136	$1,750

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$20.45	$18.39
Income from investment operations
Net investment income	(.03)	(.02)
Net realized and unrealized gain (loss)	(4.62)	2.26
Total from investment operations	(4.65)	2.24
Distributions from
Net investment income	--	(.03)
Net realized gain	(.48)	(.15)
Total distributions	(.48)	(.18)
Total increase (decrease) in net asset value	(5.13)	2.06
Net asset value, ending	$15.32	$20.45

Total return*	(23.26%)	12.24%
Ratios to average net assets: A
Net investment income	(.16%)	(.11%)
Total expenses	1.72%	1.66%
Expenses before offsets	1.61%	1.62%
Net expenses	1.59%	1.59%
Portfolio turnover	49%	43%
Net assets, ending (in thousands)	$32,611	$46,486

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005#(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	.04	(.14)
Net realized and unrealized gain (loss)	1.42	2.30
Total from investment operations	1.46	2.16
Distributions from
Net investment income	--	--
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.23	2.16
Net asset value, ending	$18.39	$17.16

Total return*	8.60%	14.40%
Ratios to average net assets: A
Net investment income	.27%	(.89%) (a)
Total expenses	1.76%	2.29% (a)
Expenses before offsets	1.67%	1.69% (a)
Net expenses	1.59%	1.59% (a)
Portfolio turnover	37%	55%
Net assets, ending (in thousands)	$34,010	$19,362

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$20.00	$18.13
Income from investment operations
Net investment income	(.22)	(.11)
Net realized and unrealized gain (loss)	(4.48)	2.13
Total from investment operations	(4.70)	2.02
Distributions from
Net realized gain	(.48)	(.15)
Total distributions	(.48)	(.15)
Total increase (decrease) in net asset value	(5.18)	1.87
Net asset value, ending	$14.82	$20.00

Total return*	(24.04%)	11.17%
Ratios to average net assets: A
Net investment income	(1.17%)	(1.09%)
Total expenses	2.82%	2.86%
Expenses before offsets	2.61%	2.62%
Net expenses	2.59%	2.59%
Portfolio turnover	49%	43%
Net assets, ending (in thousands)	$2,591	$3,636

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	1.35	.60
Total from investment operations	1.27	.47
Distributions from
Net realized gain		(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.04	.47
Net asset value, ending	$18.13	$17.09

Total return*	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(.66%)	(1.86%) (a)
Total expenses	4.44%	11.25% (a)
Expenses before offsets	2.67%	2.69% (a)
Net expenses	2.59%	2.59% (a)
Portfolio turnover	37%	34%
Net assets, ending (in thousands)	$1,366	$382

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class I Shares	2008	2007
Net asset value, beginning	$20.74	$18.57
Income from investment operations
Net investment income	.08	.08
Net realized and unrealized gain (loss)	(4.71)	2.33
Total from investment operations	(4.63)	2.41
Distributions from
Net investment income	--	(.09)
Net realized gain	(.48)	(.15)
Total distributions	(.48)	(.24)
Total increase (decrease) in net asset value	(5.11)	2.17
Net asset value, ending	$15.63	$20.74

Total return*	(22.83%)	13.05%
Ratios to average net assets: A
Net investment income	.63%	.63%
Total expenses	1.21%	1.34%
Expenses before offsets	.88%	.89%
Net expenses	.86%	.86%
Portfolio turnover	49%	43%
Net assets, ending (in thousands)	$5,145	$3,250

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005####(z)
Net asset value, beginning	$17.20	$16.70
Income from investment operations
Net investment income	.13	(.01)
Net realized and unrealized gain (loss)	1.47	.51
Total from investment operations	1.60	.50
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.37	.50
Net asset value, ending	$18.57	$17.20

Total return*	9.40%	2.99%
Ratios to average net assets: A
Net investment income	1.18%	(.17%) (a)
Total expenses	2.54%	14.06% (a)
Expenses before offsets	.94%	.96% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	37%	28%
Net assets, ending (in thousands)	$1,670	$346

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From October 1, 2004 inception.

## From April 1, 2005 inception.

### From April 29, 2005 inception.

#### From June 27, 2005 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Impact Fund, Inc.

Small Cap Value Fund
Mid Cap Value Fund

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
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New Vision Small Cap Fund
Calvert Social Index Fund
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Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
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Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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September 30, 2008
Annual Report
Calvert Global Alternative Energy Fund

Calvert
Investments that make a difference®

A UNIFI Company

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President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Schedule of Investments
13

Statement of Assets and Liabilities
16

Statement of Operations
17

Statements of Changes in Net Assets
18

Notes to Financial Statements
19

Financial Highlights
24

Explanation of Financial Tables
26

Proxy Voting and Availability of Quarterly Portfolio Holdings
28

Director and Officer Information Table
30

Dear Shareholder:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

During the 12-month period ended September 30, 2008, Calvert Global Alternative Energy Fund Class A shares (at NAV) returned -24.46%, eking out a slightly smaller loss than the MSCI World Index, which returned -25.62%.

Investment Climate

Fallout from the U.S. subprime mortgage crisis has dominated the markets in the past year. Proving to be much lengthier and more severe than initially expected, it has reshaped the financial landscape around the globe.

While there were occasional bright spots, 2008 has been dominated by gloomy markets, deteriorating economic news, and large write-downs of losses by financial institutions. In fact, September 2008 will be remembered as one of the most turbulent months on record. Among the wreckage was the well-chronicled demise of Lehman Brothers plus hastily arranged government bailouts of AIG,Washington Mutual, Fortis, Bradford & Bingley, and Dexia. Confidence and sentiment between banks had fallen so low they were unwilling to lend money to each other for any length of time. The U.S. government eventually passed a $700 billion rescue plan, but liquidity problems had already spread to Europe and beyond.

In the Energy sector, soaring crude oil prices boosted renewable energy stocks in the first half of the period. Concerns about Iran's missile tests impacting future supplies pushed prices to a record high of $147 per barrel on July 11, 2008. But as economic growth expectations around the world declined, oil prices tumbled--although they remained in a relatively high $90-100 per barrel range at the end of September.

Government commitment to reduce the effects of climate change also supported renewable energy during the year. The European Union confirmed new targets for reduction of greenhouse gas emissions and electricity generation from green sources. However, uncertainty surrounding government subsidies for alternative energy in Germany and Spain as well as extension of production tax credits in the U.S. increased short-term volatility in the sector.

In the end, global risk aversion driven from the financial market turmoil and increasing concern that the volatile credit markets could threaten the growth of renewable energy projects took its toll on the sector--particularly during September. While investment in alternative energy offers attractive long-term opportunities, this sector involves the additional risks that prices of both alternative and traditional energy (e.g., oil, gas, and electricity) may decline, whether from commodity price volatility, economic conditions, political impact, or other reasons.

Portfolio Strategy

An overweight to and stock selection within the Solar sector were the main performance detractors for the Fund, while continued underweights to Fuel Cells and Biomass made positive contributions. We also maintained our overweight to Wind Power and underweight to Miscellaneous Energy over the period.

After generating the highest returns for the Fund in 2007, Solar was hit by profit-taking and mixed performance results at the beginning of the period. After a rebound in March and April, uncertainty surrounding revisions to Spain's current alternative energy subsidy scheme increased sector volatility. Strong results from alternative energy heavyweights such as Renewable Energy and Suntech Power Holdings boosted returns in August.

However, solar stocks were sent into a tailspin after the U.S. renewable energy bill--which proposed extending the solar and wind tax credits--was rejected by the House of Representatives in September. A revised version of the tax credit plan was passed in conjunction with the financial rescue legislation, although this news was lost among the noise of the rescue package approval. Stocks hampering performance the most over the period included Renewable Energy, MEMC Electronic Materials, and Suntech Power Holdings.

On the positive side, our decision to overweight Wind helped Fund performance. Although this sector struggled in the third quarter of 2008 with the rest of alternative energy stocks, it performed strongly for the first nine months of the period. Stock selection within Wind was positive as well, with Repower Systems, American Superconductor, and Vestas Windsystems among the top contributors. Our underweight to Biomass also made a positive contribution, as profit margins for biofuel producers were pinched by rising feedstock prices.

Outlook

Looking ahead, the alternative energy sector may experience increased volatility if market sentiment stays bearish in coming months. A global recession could negatively affect sentiment in the near term, but we continue to believe that governments remain committed to maintaining subsidy plans. Recently, governments in two of the largest markets for renewable energy production reaffirmed their continued support. In Spain, the government increased its solar energy subsidy installation cap for 2009 and reiterated its target to reach 3,000 megawatts of capacity by 2010 and 10,000 megawatts by 2020. In the U.S., legislation was finally passed to extend production tax credits another eight years for solar and another 12 months for wind.

Wind remains our largest overweight because we believe it is the most mature and most cost-competitive renewable energy solution. Also, very strong demand and strong pricing power mean order books are full for wind turbine component providers--and barriers to entry for new competitors are high.

In Solar, we favor polysilicon producers such as Wacker Chemie, since a shortage for this key element of solar panels is expected to last at least into 2009. We also favor the large vertically integrated companies, which have specific advantages in cost base, scale, technology, or access to key markets--although we are cautious on those companies that need to raise capital to fund their growth in the current environment. We are also wary of the down-stream players (installers and integrators) due to a lack of product differentiation and weak pricing power.

It is important for investors to keep in mind that this is a sector fund, which means it is likely to be volatile over time. A downturn in the alternative energy industry would have a bigger impact on this fund than on a broadly diversified fund. But overall, we believe that our investment process and the alternative energy sector offer an attractive addition to a well-diversified portfolio.

October 2008

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Bear Stearns 0%, Fannie Mae 0%, Freddie Mac 0%, Lehman Brothers 0%, AIG 0%, Wachovia 0%, Washington Mutual 0%, Fortis 0%, Bradford & Bingley 0%, Dexia 0%, Renewable Energy 4.26%, Suntech Power 2.74%, MEMC Electronic Materials 3.94%, Repower Systems 0.94%, American Superconductor 2.27%, Vestas Windsystems 2.98%, and Wacker Chemie 3.01%. All portfolio holdings are subject to change without notice.

Global Alternative Energy
Fund Statistics

September 30, 2008

Investment Performance
(total return at NAV*)

	6 Months Ended 9/30/08	12 Months Ended 9/30/08
Class A	(24.79%)	(24.46%)
Class C	(25.15%)	(25.24%)
Class I	(24.62%)	(24.25%)
MSCI World Index**	(16.36%)	(25.62%)
Lipper Global Natural
Resources Funds Average	(21.65%)	(21.17%)

Economic Sectors	% of Total Investments
Consumer Discretionary	0.4%
Consumer Staples	0.8%
Energy	2.6%
Industrials	47.6%
Information Technology	9.2%
Materials	6.9%
Utilities	32.5%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Gamesa Corp. Technologies SA	5.1%
Iberdrola Renovables SA	4.6%
First Solar, Inc.	4.5%
Renewable Energy Corp. AS	4.3%
FPL Group, Inc.	4.2%
MEMC Electronic Materials, Inc.	3.9%
Johnson Matthey plc	3.9%
EDP Renovaveis SA	3.7%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	3.3%
Acciona	3.3%
Total	40.8%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Global Alternative Energy
Fund Statistics

September 30, 2008
Average Annual Total Returns
(with max. load)
Class A Shares
One year	(28.07%)
Since Inception	(16.63%)
(5/31/07)
Class C Shares
One year	(26.04%)
Since Inception	(19.05%)
(7/31/07)

Global Alternative Energy Fund Statistics September 30, 2008

Average Annual Total Returns
Class I Shares at NAV
One year	(24.25%)
Since Inception	(13.27%)
(5/31/07)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$752.10	$8.10
Hypothetical	$1,000.00	$1,015.75	$9.32
(5% return per year before expenses)
Class C
Actual	$1,000.00	$748.50	$12.46
Hypothetical	$1,000.00	$1,010.75	$14.33
(5% return per year before expenses)
Class I
Actual	$1,000.00	$753.80	$6.14
Hypothetical	$1,000.00	$1,018.00	$7.06
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.40% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Global Alternative Energy Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Global Alternative Energy Fund (the Fund), a series of The Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2008, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 31, 2007 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund as of September 30, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 31, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Schedule of Investments
September 30, 2008

Equity Securities - 99.2%	Shares	Value
Australia - 2.0%
Babcock & Brown Wind Partners	2,077,204	$1,754,448
Ceramic Fuel Cells Ltd.*	5,091,636	1,316,728
Energy Developments Ltd.	654,230	1,297,824
		4,369,000

Austria- 3.3%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	114,842	7,087,881

Belgium - 2.4%
4Energy Invest NV*	135,561	1,092,010
Hansen Transmissions International NV*	987,399	4,114,177
		5,206,187

Brazil - 0.8%
Cosan Ltd.*	214,600	1,712,508

Canada - 0.7%
Ballard Power Systems, Inc.	255,973	953,952
Canadian Hydro Developers, Inc.*	132,154	514,950
		1,468,902

Chile - 2.2%
Enersis SA (ADR)	287,596	4,693,567

China - 6.1%
China High Speed Transmission Equipment Group Co. Ltd.	2,333,000	4,264,772
Gushan Environmental Energy Ltd. (ADR)	408,500	2,087,435
Suntech Power Holdings Co. Ltd. (ADR)*	164,839	5,912,775
Trina Solar Ltd. (ADR)*	40,100	920,295
		13,185,277

Denmark - 3.6%
Greentech Energy Systems A/S*	261,494	1,426,294
Vestas Wind Systems A/S*	73,950	6,439,464
		7,865,758

France- 5.7%
EDF Energies Nouvelles SA	97,940	4,891,041
La séchilienne-Sidec SA	81,975	4,690,547
Theolia SA*	258,628	2,749,457
		12,331,045

Germany - 11.5%
Centrotherm Photovoltaics AG*	47,953	2,561,225
Nordex AG*	114,731	3,125,034
Q-Cells AG*	68,021	5,715,859
REpower Systems AG*	6,886	2,025,715
Roth & Rau AG*	58,266	2,042,726

Equity Securities - Cont'd	Shares	Value
Germany - Cont'd
Solar Millennium AG*	35,364	$1,084,839
SolarWorld AG	41,154	1,736,441
Wacker Chemie AG	45,537	6,513,440
		24,805,279

Italy - 0.4%
Actelios SpA	130,227	968,385

Japan - 2.5%
Kyocera Corp.	72,000	5,480,404

Norway - 4.3%
Renewable Energy Corp. AS*	495,800	9,211,125

Spain - 16.7%
Acciona SA	46,495	7,071,772
EDP Renovaveis SA*	1,011,658	8,042,857
Gamesa Corp. Tecnologica SA	317,681	10,914,886
Iberdrola Renovables SA*	2,297,735	10,002,492
		36,032,007

Switzerland - 0.9%
Meyer Burger Technology AG*	9,368	2,030,743

United Kingdom - 7.5%
Clipper Windpower plc*	222,908	1,350,304
D1 Oils plc*	886,590	358,684
ITM Power plc*	1,390,219	1,119,213
Johnson Matthey plc	345,580	8,376,364
Scottish & Southern Energy plc	197,317	5,022,813
		16,227,378

United States - 28.6%
American Superconductor Corp.*	208,403	4,912,059
Aventine Renewable Energy Holdings, Inc.*	171,249	541,147
Covanta Holding Corp.*	250,347	5,993,307
Energy Conversion Devices, Inc.*	34,189	1,991,509
Evergreen Solar, Inc.*	226,580	1,250,722
First Solar, Inc.*	51,947	9,813,308
FPL Group, Inc.	181,718	9,140,415
FuelCell Energy, Inc.*	304,158	1,834,073
Itron, Inc.*	53,231	4,712,540
MEMC Electronic Materials, Inc.*	301,222	8,512,534
Nova Biosource Fuels, Inc.*	2,607,695	391,154
Ormat Technologies, Inc.	165,938	6,028,527

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
Plug Power, Inc.*	397,503	$393,528
SunPower Corp.*	72,919	5,172,145
VeraSun Energy Corp.*	334,782	1,047,868
		61,734,836

Total Equity Securities (Cost $284,294,199)		214,410,282

TOTAL INVESTMENTS (Cost $284,294,199) - 99.2%		214,410,282
Other assets and liabilities, net - 0.8%		1,703,290
Net Assets - 100%		$216,113,572

* Non-income producing security.

Abbreviations:

ADR: American Depository Receipts

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

Assets
Investments in securities, at value (Cost $284,294,199) - see accompanying schedule	$214,410,282
Cash	2,667,522
Cash denominated in foreign currencies (Cost $1,617,600)	1,566,643
Receivable for securities sold	6,388,195
Unrealized net appreciation on foreign currency spot contracts	67,597
Receivable for shares sold	1,315,408
Interest and dividends receivable	149,397
Tax reclaim receivable	23,961
Other assets	17,535
Total assets	226,606,540

Liabilities
Payable for securities purchased	9,238,292
Payable for shares redeemed	774,813
Payable to Calvert Asset Management Company, Inc.	234,317
Payable to Calvert Administrative Services Company	68,465
Payable to Calvert Shareholder Services, Inc.	14,140
Payable to Calvert Distributors, Inc.	73,196
Accrued expenses and other liabilities	89,745
Total liabilities	10,492,968
Net Assets	$216,113,572

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 14,084,898 shares outstanding	$240,878,776
Class C: 2,971,214 shares outstanding	51,500,369
Class I: 469,620 shares outstanding	7,632,353
Undistributed net investment income (loss)	(148,551)
Accumulated net realized gain (loss) on investments	(13,864,421)
Net unrealized appreciation (depreciation) on investments	(69,884,954)
Net Assets	$216,113,572

Net Asset Value Per Share
Class A (based on net assets of $173,941,704)	$12.35
Class C (based on net assets of $36,347,667)	$12.23
Class I (based on net assets of $5,824,201)	$12.40

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $163,797)	$1,532,778
Interest income	135,863
Total investment income	1,668,641

Expenses:
Investment advisory fee	1,735,334
Transfer agency fees and expenses	597,027
Distribution Plan expenses:
Class A	351,345
Class C	281,981
Directors' fees and expenses	24,546
Administrative fees	597,773
Accounting fees	30,018
Custodian fees	260,704
Registration fees	65,022
Reports to shareholders	87,145
Professional fees	26,289
Miscellaneous	4,209
Total expenses	4,061,393
Reimbursement from Advisor:
Class A	(529,017)
Class C	(35,057)
Class I	(16,759)
Fees paid indirectly	(9,798)
Net expenses	3,470,762

Net Investment Income (Loss)	(1,802,121)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(13,788,388)
Foreign currency transactions	(141,503)
(13,929,891)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(71,659,865)
Assets and liabilities denominated in foreign currencies	51,543
(71,608,322)

Net Realized and Unrealized Gain (Loss)	(85,538,213)

Increase (Decrease) in Net Assets
Resulting From Operations	($87,340,334)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	From Inception Year Ended September 30, 2008	May 31, 2007 Through September 30, 2007
Operations:
Net investment income (loss)	($1,802,121)	($46,939)
Net realized gain (loss)	(13,929,891)	(91,540)
Change in unrealized appreciation or (depreciation)	(71,608,322)	1,723,368

Increase (Decrease) in Net Assets
Resulting From Operations	(87,340,334)	1,584,889

Capital share transactions:
Shares sold:
Class A Shares	253,605,699	26,332,041
Class C Shares	53,789,563	1,431,932
Class I Shares	4,941,950	2,928,397
Redemption fees:
Class A Shares	128,683	861
Class C Shares	2,946	--
Shares redeemed:
Class A Shares	(37,543,173)	(146,941)
Class C Shares	(3,416,764)	(197)
Class I Shares	(185,980)	--
Total capital share transactions	271,322,924	30,546,093

Total Increase (Decrease) in Net Assets	183,982,590	32,130,982

Net Assets
Beginning of year	32,130,982	--
End of year (including net investment
loss of $148,551 and $17,357, respectively)	$216,113,572	$32,130,982

Capital Share Activity
Shares sold:
Class A Shares	14,737,719	1,693,944
Class C Shares	3,102,752	92,574
Class I Shares	292,250	188,154
Shares redeemed:
Class A Shares	(2,337,166)	(9,599)
Class C Shares	(224,099)	(13)
Class I Shares	(10,784)	--
Total capital share activity	15,560,672	1,965,060

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Fund offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters. On September 30, 2008, price movements exceeded specified parameters and the third party fair value pricing service quantitatively fair valued the affected securities.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax year ended September 30, 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C shares and .15% for Class I shares, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $734,795 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $110,763 for the year ended September 30, 2008. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $360,029,463 and $90,331,010, respectively.

The cost of investments owned at September 30, 2008 for federal income tax purposes was $290,130,400. Net unrealized depreciation aggregated $75,720,118, of which $594,988 related to appreciated securities and $76,315,106 related to depreciated securities.

The Fund intends to elect to defer the net foreign currency losses of $148,551 and net capital losses of $8,028,220 incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)          ($75,720,118)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and the deferral of post October losses.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are the tax treatment of foreign currency transactions and net operating losses.

Undistributed net investment income	$1,670,927
Accumulated net realized gain (loss)	141,503
Paid-in capital	(1,812,430)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$85,611	4.3%	$3,556,303	June 2008

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.35	$15.00
Income from investment operations
Net investment income	(.15)	(.05)
Net realized and unrealized gain (loss)	(3.85)	1.40
Total from investment operations	(4.00)	1.35
Total increase (decrease) in net asset value	(4.00)	1.35
Net asset value, ending	$12.35	$16.35

Total return*	(24.46%)	9.00%
Ratios to average net assets: A
Net investment income	(.89%)	(1.04%) (a)
Total expenses	2.23%	4.94% (a)
Expenses before offsets	1.86%	1.88% (a)
Net expenses	1.85%	1.85% (a)
Portfolio turnover	54%	2%
Net assets, ending (in thousands)	$173,942	$27,537

	Periods Ended
	September 30,	September 30,
Class C Shares	2008 (z)	2007^^ (z)
Net asset value, beginning	$16.36	$15.66
Income from investment operations
Net investment income	(.30)	(.05)
Net realized and unrealized gain (loss)	(3.83)	.75
Total from investment operations	(4.13)	.70
Total increase (decrease) in net asset value	(4.13)	.70
Net asset value, ending	$12.23	$16.36

Total return*	(25.24%)	4.47%
Ratios to average net assets: A
Net investment income	(1.86%)	(2.23%) (a)
Total expenses	2.98%	7.70% (a)
Expenses before offsets	2.86%	2.88% (a)
Net expenses	2.85%	2.85% (a)
Portfolio turnover	54%	1%
Net assets, ending (in thousands)	$36,348	$1,515

See notes to financial highlights.

Financial Highlights
	Periods Ended
	September 30,	September 30,
Class I Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.37	$15.00
Income from investment operations
Net investment income	(.09)	(.03)
Net realized and unrealized gain (loss)	(3.88)	1.40
Total from investment operations	(3.97)	1.37
Total increase (decrease) in net asset value	(3.97)	1.37
Net asset value, ending	$12.40	$16.37

Total return*	(24.25%)	9.13%
Ratios to average net assets: A
Net investment income	(.53%)	(.68%) (a)
Total expenses	1.76%	5.02% (a)
Expenses before offsets	1.41%	1.43% (a)
Net expenses	1.40%	1.40% (a)
Portfolio turnover	54%	2%
Net assets, ending (in thousands)	$5,824	$3,080

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From May 31, 2007, inception.

^^ From July 31, 2007, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Global Alternative Energy Fund

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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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

Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

September 30, 2008
Annual Report

Calvert Global Water Fund

Calvert
Investments that make a difference®

A UNIFI Company

Report of Independent Registered Public Accounting Firm
3

Statement of Assets and Liabilities
4

Statement of Changes in Net Assets
5

Notes to Financial Statements
6

Financial Highlights
10

Proxy Voting and Availability of Quarterly Portfolio Holdings
11

Basis for Board's Approval of Investment Advisory Contract
11

Director and Officer Information Table
16

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Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Global Water Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Global Water Fund (the Fund), a series of The Calvert Impact Fund, Inc., as of September 30, 2008 and the related statement of changes in net assets and financial highlights for the period ended September 30, 2008. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Calvert Global Water Fund as of September 30, 2008, the changes in its net assets and the financial highlights for the period ended September 30, 2008, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
Assets
Receivable for shares sold	$1,002,000
Net Assets	1,002,000

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 66,667 shares outstanding	$1,000,000
Class C: 66.67 shares outstanding	1,000
Class Y: 66.67 shares outstanding	1,000
Net Assets	$1,002,000

Net Asset Value Per Share
Class A (based on net assets of $1,000,000)	$15.00
Class C (based on net assets of $1,000)	$15.00
Class Y (based on net assets of $1,000)	$15.00

See notes to financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	From Inception September 30, 2008 Through September 30, 2008
Capital share transactions:
Shares sold:
Class A Shares	$1,000,000
Class C Shares	1,000
Class Y Shares	1,000
Total capital share transactions	1,002,000

Total Increase (Decrease) in Net Assets	1,002,000

Net Assets
Beginning of period	--
End of period	$1,002,000

Capital Share Activity
Shares sold:
Class A Shares	66,667
Class C Shares	67
Class I Shares	67
Total capital share activity	66,801

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Water Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Global Water Fund began operations on September 30, 2008. The Fund offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax period ended September 30, 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, and 1.60% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, C and Y shares, based on their average daily net assets.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class Y shares do not have Distribution Plan expenses.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Financial Highlights
Period Ended
September 30,
Class A Shares	2008^
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	--
Net realized and unrealized gain (loss)	--
Total from investment operations	--
Total increase (decrease) in net asset value	--
Net asset value, ending	$15.00

Net assets, ending (in thousands)	$1,000

Period Ended
September 30,
Class C Shares	2008^
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	--
Net realized and unrealized gain (loss)	--
Total from investment operations	--
Total increase (decrease) in net asset value	--
Net asset value, ending	$15.00

Net assets, ending (in thousands)	$1

Period Ended
September 30,
Class Y Shares	2008^
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	--
Net realized and unrealized gain (loss)	--
Total from investment operations	--
Total increase (decrease) in net asset value	--
Net asset value, ending	$15.00

Net assets, ending (in thousands)	$1

^ From September 30, 2008, inception.

See notes to financial statements.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for board's approval of investment advisory contract

At a meeting held on September 22, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve an amendment to the Investment Advisory Agreement ("Advisory Agreement") between Calvert Impact Fund, Inc. and the Advisor that would add the Fund to the Advisory Agreement and initially approve the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and KBC Asset Management International Ltd. ("Subadvisor") with respect to the Fund.

In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement and the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Advisory Agreement and the Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund's potential growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board took into account information provided by the Advisor in connection with the Board's annual contract renewal considerations relating to the Advisor's operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of similarly managed funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

In considering the Fund's fees and expenses, the Board compared the Fund's proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund's estimated total expenses for its Class A shares, after estimated reimbursements, were within the range of total expenses paid by certain comparable funds as selected by the Advisor in its report to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund's net annual operating expenses through January 31, 2010. The Board also considered the impact of the size of the Fund on the Fund's expenses. The Board also noted that the Advisor would pay the Subadvisor's subadvisory fee out of its advisory fee. Based upon its review, the Board determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor and the other factors considered.

In reviewing the estimated profitability of the advisory fee to the Fund's Advisor, the Board considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board noted that the Advisor had agreed to reimburse expenses of the Fund above a certain asset level. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor would pay the Subadvisor's subadvisory fees out of the advisory fees it would receive from the Fund. Based upon its review, the Board concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's potential size and growth on its performance and expenses. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.

In approving the Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreement, the Board reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadvisor under the Subadvisory Agreement.

In considering the Subadvisor's comparable performance with similarly managed accounts, the Board noted the Subadvisor's long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. Among other performance information presented to the Board, the Directors noted that the global water product currently managed by the Subadvisor had outperformed the MSCI World Index for the 1-, 3- and 5-year periods ended June 30, 2008 and for each full calendar year since the global water product's inception in 2000. The Board took into account the performance of the Subadvisor's global water product in comparison to a custom universe that consisted of four domestic funds, four exchange-traded funds, sixteen comparable indices and forty-seven foreign funds, noting that the global water product's performance was above the median of the custom universe for most periods since the global water product's inception. The Board noted that the Subadvisor's existing global water product utilized social screens similar to those that would be used in managing the Fund. The Board also took into account the Subadvisor's track record of successfully integrating its investment process with Calvert's social and corporate responsibility criteria as evidenced by its success in managing another fund in the Calvert Group of Funds.

In considering the cost of services to be provided by the Subadvisor and the estimated profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fees under the Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board took into account the level of fees that the Subadvisor charges its existing global water product. The Board also took into consideration that the Subadvisor contractually agreed to waive 10 basis points in subadvisory fees until the Fund reaches $100 million in assets or has been in operation for two years, whichever occurs first. Because the Advisor would pay the Subadvisor's subadvisory fee and had negotiated that fee at arm's length with the Subadvisor, the costs of services to be provided by the Subadvisor and the estimated profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee included a breakpoint that would reduce the subadvisory fee on assets above a specified asset level.

In approving the Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objective and polices; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor's investment strategies are appropriate for pursuing the investment objective of the Fund; and (e) the Fund's proposed advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Advisory Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Global Water Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$59,180		$64,900
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$11,550	0%	$11,990	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$70,730	0%	$76,890	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
$	%*	$	% *
$8,500	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2008.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 26, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 26, 2008